Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Thomas A. King (440)395-2260

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO — February 17, 2005 — The Progressive Corporation today reported the following results for January 2005:

	January	January
(millions, except per share amounts)	2005	2004	Change
Net premiums written	$1,296.0	$1,147.1	13%
Net premiums earned	1,269.2	1,167.5	9%
Net income	149.8	162.3	(8)%
Per share	.74	.74	—%
Combined ratio	85.0	83.0	(2.0) pts.

See the “Income Statement” for further information.

     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for January’s results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
January 2005
(millions – except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$1,325.6

		Reflects New Year’s day falling on a Saturday in 2005, as compared to a
Net premiums written	$1,296.0	Thursday in 2004.

Revenues:
Net premiums earned	$1,269.2
Investment income	39.1
Net realized gains (losses) on securities	1.5
Service revenues	4.6

Total revenues	1,314.4

Expenses:
Losses and loss adjustment expenses	829.4
Policy acquisition costs	135.5
Other underwriting expenses	114.4
Investment expenses	1.2
Service expenses	2.4
Interest expense	6.9

Total expenses	1,089.8

Income before income taxes	224.6
Provision for income taxes	74.8

Net income	$149.8

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	199.3

Per share	$.75

Diluted:
Average shares outstanding	199.3
Net effect of dilutive stock-based compensation	3.0
Total equivalent shares	202.3

Per share	$.74

1See the Monthly Commentary at the end of this release for additional discussion. Also see Note 1 to the Company’s 2003 audited consolidated financial statements included in the Company’s 2003 Annual Report, which can be found at progressive.com/annualreport, for a description of the Company’s reporting and accounting policies.

The following table sets forth the total return on investments for the month:

Fully taxable equivalent total return:
Fixed income securities	.3%
Common stocks	(2.4)%
Total portfolio	(.1)%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
January 2005
($ in millions)
(unaudited)

				Commercial
	Personal Lines			Auto	Companywide
	Agency	Direct	Total	Business	Total[1]
Net Premiums Written	$747.6	$389.0	$1,136.6	$156.6	$1,296.0
% Growth in NPW	10%	19%	13%	16%	13%
Net Premiums Earned	$749.6	$366.6	$1,116.2	$150.3	$1,269.2
% Growth in NPE	6%	12%	8%	15%	9%

GAAP Ratios
Loss/LAE ratio	66.1	66.7	66.3	58.4	65.3
Expense ratio	20.5	18.5	19.8	19.2	19.7

Combined ratio	86.6	85.2	86.1	77.6	85.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years					$12.8
Current accident year					(1.1)

Calendar year actuarial adjustment	$8.2	$3.5	$11.7	$—	$11.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment					$12.8
All other development					7.8

Total development					$20.6

Calendar year loss/LAE ratio					65.3

Accident year loss/LAE ratio					66.9

Statutory Ratios
Loss/LAE ratio					65.4
Expense ratio					19.0

Combined ratio					84.4

Statutory surplus					$4,796.2

	January	January
Policies in Force	2005	2004	Change
(in thousands)
Agency — Auto	4,319	3,991	8%
Direct — Auto	2,131	1,879	13%
Other Personal Lines[3]	2,363	1,997	18%

Total Personal Lines	8,813	7,867	12%

Commercial Auto Business	423	368	15%

1Amounts include results for the Company’s “other businesses,” which primarily include professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated net premiums written of $2.8 million, net premiums earned of $2.7 million and an underwriting profit of $1.2 million for the month.

2Represents adjustments solely based on the Company’s corporate actuarial review.
3Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions – except per share amounts)
(unaudited)

January
2005
CONDENSED GAAP BALANCE SHEET:[1]
Investments -
Available-for-sale:
Fixed maturities, at market (amortized cost: $8,987.1)	$9,088.7
Equity securities, at market:
Preferred stocks (cost: $821.6)	843.2
Common equities (cost: $1,311.0)	1,801.6
Short-term investments, at market (amortized cost: $1,688.9)	1,689.2

Total investments[2]	13,422.7
Net premiums receivable	2,315.4
Deferred acquisition costs	430.8
Other assets	1,396.2

Total assets	$17,565.1

Unearned premiums	$4,134.5
Loss and loss adjustment expense reserves	5,309.1
Other liabilities[2]	1,598.5
Debt	1,284.4
Shareholders’ equity	5,238.6

Total liabilities and shareholders’ equity	$17,565.1

Common Shares outstanding	200.1
Shares repurchased — January	.5
Average cost per share	$83.46
Book value per share	$26.18
Return on average shareholders’ equity	26.4%
Net unrealized pre-tax gains on investments	$614.1
Debt to total capital ratio	19.7%

1Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $341.0 million.

2Amounts include net unsettled security acquisitions, including repurchase commitments, of $278.7 million.

Monthly Commentary

•	The pretax recurring book yield of the investment portfolio was 3.8% for the month.

•	At January month-end, the net unrealized gains in the investment portfolio were $614.1 million, a decrease of $55.3 million from December 2004. In the fixed-income portfolio, the duration was 2.9 years and the weighted average credit quality was AA.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at progressive.com) market their products and services through the Progressive DirectSM brand, while the companies that offer insurance through more than 30,000 independent agencies in the U.S. market their products and services through the Drive Insurance from ProgressiveSM brand. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR. More information can be found at progressive.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.